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                                                                    EXHIBIT 10.6








                         GREENBERG NEWS NETWORKS, INC.

                             1997 STOCK OPTION PLAN
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                               TABLE OF CONTENTS


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
Section 1.     PURPOSE..............................................   1

Section 2.     DEFINITIONS..........................................   1
                         2.1.   "BOARD"............................    1
                         2.2.   "CHANGE IN CONTROL"................    1
                         2.3.   "CODE".............................    2
                         2.4.   "DIRECTOR".........................    2
                         2.5.   "FAIR MARKET VALUE"................    2
                         2.6.   "GREENBERG NEWS NETWORKS"..........    3
                         2.7.   "ISO"..............................    3
                         2.8.   "KEY EMPLOYEE".....................    3
                         2.10.  "NOO"..............................    3
                         2.11.  "OPTION"...........................    3
                         2.12.  "OPTION AGREEMENT".................    3
                         2.13.  "OPTION PRICE".....................    3
                         2.14.  "PARENT"...........................    3
                         2.15.  "PLAN".............................    3
                         2.16.  "STOCK"............................    4
                         2.17.  "SUBSIDIARY".......................    4
                         2.18.  "TEN PERCENT SHAREHOLDER"..........    4

Section 3.     SHARES SUBJECT TO OPTIONS...........................    4

Section 4.     EFFECTIVE DATE......................................    4

Section 5.     ADMINISTRATION......................................    5

Section 6.     ELIGIBILITY.........................................    5

Section 7.     GRANT OF OPTIONS....................................    6
                         7.1.   Grant..............................    6
                         7.2.   $100,000 Limit.....................    6

Section 8.     OPTION PRICE........................................    7

Section 9.     EXERCISE PERIOD.....................................    8

Section 10.    NONTRANSFERABILITY..................................    9


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
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
Section 11.    SECURITIES REGISTRATION AND RESTRICTIONS......................    9
                         11.1.  Investment Representation....................    9
                         11.2.  Registration or Qualification of Shares......   10

Section 12.    LIFE OF PLAN..................................................   10

Section 13.    ADJUSTMENT....................................................   11

Section 14.    CHANGE IN CONTROL.............................................   12

Section 15.    AMENDMENT OR TERMINATION......................................   12

Section 16.    MISCELLANEOUS.................................................   13
                         16.1.  No Shareholder Rights........................   13
                         16.2.  Employment...................................   13
                         16.3.  Shareholder Agreement........................   13
                         16.4.  Withholding..................................   13
                         16.5.  Construction.................................   14


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                                   SECTION 1.

                                    PURPOSE

     The purpose of this Plan is to promote the interests of Greenberg News Networks and its related companies by granting Options to purchase Stock to Key Employees and Directors in order (a) to encourage a sense of proprietorship on the part of Key Employees and Directors who will be largely responsible for the continued growth of Greenberg News Networks, (b) to furnish such Key Employees and Directors with further incentive to develop and promote the business and financial success of Greenberg News Networks and (c) to induce such Key Employees and Directors to continue in the service of Greenberg News Networks, by providing a means whereby such selected individuals may purchase stock in Greenberg News Networks.

                                   SECTION 2.

                                  DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1  "BOARD" - means the Board of Directors of Greenberg News Networks.

     2.2 "CHANGE IN CONTROL" - means (a) the sale of all or substantially all of the assets of Greenberg News Networks, whether in a single transaction or in a series of transactions occurring within any single 12 month period, (b) the sale by one or more shareholders of Greenberg News Networks, in a single transaction or in series of transactions occurring within any single 12 month period, of more than 50% of the issued and outstanding capital stock of Greenberg News


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Networks to any individual, corporation, trust or other entity which is not a shareholder, or is not controlled by a shareholder, of Greenberg News Networks as of the date of grant of an Option; or (c) a merger, reorganization, exchange of stock or other securities, or other business combination between Greenberg News Networks and another corporation, trust or other business entity which results in the then-current shareholders of Greenberg News Networks owning less than 51% of the total issued and outstanding capital stock of the surviving entity.

     2.3  "CODE" - means the Internal Revenue Code of 1986, as amended.

     2.4 "DIRECTOR" - means any member of the Board who is not any employee of Greenberg News Networks or a Parent or Subsidiary.

     2.5 "FAIR MARKET VALUE" - means as of any date (a) the price that the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts; provided, however, if the Stock is publicly traded on such date, "Fair Market Value" means (b) the closing price on such date for a share of Stock as reported by The Wall Street Journal under the quotation system under which such closing price is reported or, if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Board or, if no such closing price is available on such date, (c) such closing price as so reported in accordance with Section 2.5(b) for the immediately preceding business day or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (d) the price as determined in accordance with
Section 2.5(a).

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      2.6.  "GREENBERG NEWS NETWORKS" -- means Greenberg News Networks, Inc. and any successor to such corporation.

      2.7. "ISO" -- means an option granted under this Plan to purchase Stock that is intended to satisfy the requirements of Section 422 of the Code.

      2.8. "KEY EMPLOYEE" -- means an employee of Greenberg News Networks or any Parent of Subsidiary, or a non-employee consultant retained by Greenberg News Networks or any Parent or Subsidiary, who, in the judgment of the Board acting in its absolute discretion, is a key to the success of Greenberg News Networks or a Parent or Subsidiary.

      2.9.  "1933 ACT" -- means the Securities Act of 1933, as amended.

      2.10. "NQO" -- means an option granted under this Plan to purchase stock that by its terms provides that it will not be treated as an incentive stock option under Section 422 of the Code or that fails to satisfy the requirements of Section 422 of the Code.

      2.11. "OPTION" -- means an ISO or a NQO.

      2.12. "OPTION AGREEMENT" -- means the written agreement or instrument that sets forth the terms of an Option granted to a Key Employee or Director under this Plan.

      2.13. "OPTION PRICE" -- means the price that shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

      2.14. "PARENT" -- means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) of Greenberg News Networks.

      2.15. "PLAN" -- means this Greenberg News Networks, Inc. 1997 Stock Option Plan as amended from time to time.

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      2.16. "STOCK" -- means the $.01 par value Common Stock of Greenberg News
Networks.

      2.17. "SUBSIDIARY" -- means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of Greenberg News Networks.

      2.18. "TEN PERCENT SHAREHOLDER" -- means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either Greenberg News Networks, a Parent or a Subsidiary.


                                   SECTION 3.

                           SHARES SUBJECT TO OPTIONS

      There shall be 1,000,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that the Board deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by Greenberg News Networks. Any shares of Stock subject to an Option that remain unissued after the cancellation, expiration or exchange of such Option for another Option shall again become available for use under this Plan, but any shares of Stock used to satisfy a withholding obligation under Section 16.4 of this Plan shall not again be available for use under this Plan.

                                   SECTION 4.

                                 EFFECTIVE DATE

      The effective date of this Plan shall be the date the Plan is adopted by the Board, provided Greenberg News Networks's shareholders (acting at a duly called meeting of such

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shareholders) approve the establishment of this Plan within 12 months after the date the Board adopts this Plan. Any Option granted before such shareholder approval automatically shall be granted subject to such approval. If there is no such approval by the shareholders of Greenberg News Networks, this Plan shall not go into effect and the grant of any Options under this Plan shall be null and void.


                                   SECTION 5.

                                 ADMINISTRATION

            This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan and, further, the Board shall have the power to interpret this Plan, and the respective Option Agreements entered into under this Plan, and to take such other action in the administration and operation of this Plan as the Board deems equitable under the circumstances, which action shall be final and binding on Greenberg News Networks, on each affected Key Employee and Director and on each other person directly or indirectly affected by such action.


                                   SECTION 6.

                                  ELIGIBILITY

            Key Employees and Directors shall be eligible for the grant of NQOs under this Plan. Only Key Employees who are current employees of Greenberg News Networks or a Parent or Subsidiary shall be eligible for the grant of ISOs under this Plan.


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                                   SECTION 7.

                                GRANT OF OPTIONS

            7.1. Grant. The Board acting in its absolute discretion shall grant Options to Key Employees and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for the cancellation of outstanding Options that have a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall

            (a)    specify whether the Option is an ISO or NQO, and

            (b) incorporate such other terms and conditions as the Board acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable during any particular period.

To the extent the Board grants an Option that Greenberg News Networks intends to constitute an incentive stock option under Section 422 of the Code but such Option fails to satisfy the requirements under Section 422 of the Code, such Option shall be treated as a NQO. If the Board grants an ISO and a NQO to an eligible Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the NQO.

            7.2. $100,000 Limit. The aggregate Fair Market Value of the shares of Stock subject to ISOs and other incentive stock option (that satisfy the requirements under Section 422 of the Code) granted to an eligible Key Employee under this Plan and under any other stock option plan adopted by Greenberg News Networks, a Parent or a Subsidiary that first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the


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Board on the date the ISO or other incentive stock option is granted. The Board shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code, and the Board shall treat this
Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.


                                   SECTION 8.

                                  OPTION PRICE

      The Option Price for each share of Stock subject to an ISO shall be set by the Board at the time the Option is granted, but such price shall not be set at less than the Fair Market Value of a share of Stock on the date the ISO is granted or, if the ISO is granted to an eligible Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date the ISO is granted. The Option Price of a NQO may be less than the Fair Market Value of a share of Stock on the date the NQO is granted but shall under no circumstances be less than adequate consideration (as determined by the Board) for such a share. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Board may provide for the payment of the Option Price either in cash or in Stock held by the Key Employee or Director or in any combination of cash and such Stock. If an Option Agreement allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Board which the Key Employee or Director has held for at least 6 months. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock as of the date the properly endorsed certificate for such Stock is delivered to the Board.



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                                   SECTION 9.

                                EXERCISE PERIOD

      Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable on or after the earlier of

      (a) the fate that is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the eligible Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

      (b) the date that is the tenth anniversary of the date the Option is granted, if the Option is a NQO of if the Option is an ISO and is granted to an Eligible Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Agreement may provide for the exercise of an Option after the employment of a Key Employee or the service of a Director has terminated for any reason whatsoever, including death or disability; provided, however, to the extent an ISO remains or becomes exercisable on or after the last day of the 3 consecutive month period that immediately follows the last day of a Key Employee's continuous period of employment by Greenberg News Network, a Parent or a Subsidiary (other than as a result of death or disability), the Option after such date no longer will qualify for any special income tax benefits under Section 422 of the Code.



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                                  SECTION 10.

                               NONTRANSFERABILITY

     No Option granted under this Plan shall be transferable by a Key Employee or Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of a Key Employee or Director only by such Key Employee or Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee or Director under this Plan.


                                  SECTION 11.

                    SECURITIES REGISTRATION AND RESTRICTIONS

     11.1. Investment Representation. Each Option Agreement shall provide that, if so requested by Greenberg News Networks, the Key Employee or Director shall make a written representation to Greenberg News Networks that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Greenberg News Networks an opinion in form and substance satisfactory to Greenberg News Networks of legal counsel satisfactory to Greenberg News Networks that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option may, at the discretion of Greenberg News Networks, bear a legend to the effect that the Key Employee or Director agrees to hold such Stock for investment and not with a view to resale or distribution to the public and that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such


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Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Greenberg News Networks of legal counsel satisfactory to Greenberg News Networks that such registration is not required.

     11.2. Registration or Qualification of Shares. If the Board, in its sole discretion, determines that registration or qualification of shares is necessary or desirable, Greenberg News Networks shall, at its expense, take such action as may be required to effect any such registration or qualification. However, the Board is under no obligation to effect any such registration or qualification.


                                  SECTION 12.

                                  LIFE OF PLAN

     No Option shall be granted under this Plan on or after the earlier of (a) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan shall continue in effect thereafter until all outstanding Options have been exercised in full or no longer are exercisable, or (b) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.


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                                  SECTION 13.

                                   ADJUSTMENT

     The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan and the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Greenberg News Networks, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan and the number, kind or class (or any combination thereof) of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in
Section 424(a) of the Code, which provides for the substitution or assumption of such Options in order to take into account on an equitable basis the effect of such transaction. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.


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                                  SECTION 14.

                               CHANGE IN CONTROL

     If there is a Change in Control, Greenberg News Networks shall notify each Key Employee or Director who has an Option outstanding and each such Key Employee or Director shall then have the right, for a 90 day period following such notice, to exercise in full any Option previously granted to him or her that is then outstanding (notwithstanding that such Option may not otherwise have fully vested under the terms of the applicable Option Agreement). After such 90 day period, each then outstanding Option, at the direction and discretion of the Board, may be canceled unilaterally by Greenberg News Networks.


                                  SECTION 15.

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the proper approval of the shareholders of Greenberg News Networks (a) to increase the number of shares reserved under
Section 3 of this Plan, (b) to change the class of employees eligible for Options under Section 6 of this Plan, or (c) to comply with applicable provisions of the Code, state law or NASD or exchange listing rules, which require such shareholder approval. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless
(i) the Key Employee or Director

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consents in writing to such modification, amendment or cancellation or (ii)
there is a dissolution or liquidation of Greenberg News Networks or a transaction described in Section 13 or Section 14 of this Plan.

                                  SECTION 16.

                                 MISCELLANEOUS

          16.1. No Shareholder Rights. No Key Employee or Director shall have any rights as a shareholder of Greenberg News Networks as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject of such Option to such Key Employee or Director.

          16.2. Employment. The grant of an Option to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or services as a Director in addition to those rights, if any, expressly set forth in the Option Agreement that evidences his or her Option.

          16.3. Shareholder Agreement. Greenberg News Networks shall have the right to require a Key Employee or Director to enter into such employment, shareholder, buy-sell, right of first refusal or other agreement or agreements that Greenberg News Networks deems appropriate under the circumstances as a condition to the grant or to the exercise of any Option.

          16.4. Withholding. Each Option grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Board directs to satisfy the federal and state tax withholding requirements, if any, that the Board in its discretion deems applicable to the exercise of such Option. The Board also shall have the right to provide, in an Option Agreement,

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that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan.

          16.5. Construction. This Plan shall be construed under the laws of the State of Delaware. The headings in this Plan are for convenience of reference purposes only.


          IN WITNESS WHEREOF, Greenberg News Networks, Inc. has caused its duly authorized officer to execute this Plan this 20th day of January, 1998 to evidence its adoption of this Plan.


                                        GREENBERG NEWS NETWORKS, INC.

                                        By: /s/  ALAN GREENBERG
                                           -------------------------------
                                             Alan Greenberg
                                             President

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